Exhibit 99.1

          Hometown Auto Retailers Announces Second Quarter 2004 Results

WATERTOWN, Conn. - August 11, 2004 - Hometown Auto Retailers, Inc. (OTC BB:
HCAR) today announced its financial results for the second quarter ended June 30, 2004.

Hometown reported revenues of $68.7 million in the second quarter of 2004 versus revenues of $78.1 million for the same period in 2003, a decrease of $9.4 million or 12.0 percent. On a same store basis (excluding the Chrysler/Jeep sales and service franchise sold in June 2003), revenues decreased $8.4 million or 10.9 percent to $68.7 million in the second quarter of 2004 from $77.1 million for the same period in 2003. Gross profit for the second quarter of 2004 decreased $1.2 million or 11.1 percent to $9.6 million versus gross profit of $10.8 million in same period in 2003. On a same store basis, gross profit decreased $997,000 or 9.4 percent to $9.6 million for the second quarter of 2004 from $10.6 million for the same period in 2003.

Net income for the second quarter of 2004 was $233,000, generating basic and diluted earnings per share of $0.03 versus net income of $1.1 million and basic and diluted earnings per share of $0.15 for the same period in 2003. Results for the second quarter of 2003 includes earnings of $0.08 per share from a gain on the sale of a Chrysler/Jeep sales and service franchise in June 2003.

Hometown reported revenues of $134.6 million for the first half of 2004 versus revenues of $138.4 million for the same period in 2003, a decrease of $3.8 million or 2.7 percent. On a same store basis (excluding the Chrysler/Jeep sales and service franchise sold in June 2003), revenues decreased $876,000 or 0.6 percent to $134.6 million in the first half of 2004 from $135.5 million for the same period in 2003. Gross profit for the first half of 2004 decreased $648,000 or 3.3 percent to $19.2 million versus gross profit of $19.8 million in same period in 2003. On a same store basis, gross profit decreased $239,000 or 1.2 percent to $19.2 million for the first half of 2004 from $19.4 million for the same period in 2003.

Net income for the first half of 2004 was $335,000, generating basic and diluted earnings per share of $0.05 versus net income of $962,000 and basic and diluted earnings per share of $0.13 for the same period in 2003. Results for the first half of 2003 includes earnings of $0.08 per share from a gain on the sale of a Chrysler/Jeep sales and service franchise in June 2003.

"We were disappointed with both revenue and profit results for the first half of 2004," said Corey Shaker, Hometown president and chief executive officer. "We are continuing to look for reductions in costs without hurting efficiency and our marketing efforts. We have made some strategic moves toward these goals. We have just recently completed the purchase of the real estate that houses our Chrysler Dodge and Jeep store in Brattleboro, Vermont. This real estate purchase will allow the company to save more than $2 million versus continuing the existing lease. In addition, we have been successful in converting several key management positions to more commission-based verses salary-based pay plans. Recent reports show improving July sales industry wide, and if these trends continue, we feel we will benefit from some of the cost savings we have and will be implementing."

Hometown sold 3,368 vehicles during the second quarter of 2004, 498 less than it sold in the same period in 2003 or a decrease of 12.9 percent. Hometown sold 6,682 vehicles during the first half of 2004, 100 less than it sold in the same period in 2003 or a decrease of 1.5 percent. Total vehicles sold (by category) are shown in the table below.

  Year-Over-Year Comparison                         For the three months                 For the six months
                                                        ended June 30,                      ended June 30,
                                                      2004            2003                  2004           2003
                                             -------------   -------------         -------------  -------------
  New vehicle                                        1,655           2,098                 3,151          3,466
  Used vehicle - retail                                781           1,000                 1,696          1,936
  Used vehicle - wholesale                             932             768                 1,835          1,380
                                              ------------    ------------          ------------   ------------
  Total units sold                                   3,368           3,866                 6,682          6,782
                                              ============    ============          ============   ============

On a same store basis, Hometown sold 3,368 vehicles during the second quarter of 2004, 468 less than it sold in the same period in 2003 or a decrease of 12.2 percent. Hometown sold 6,682 vehicles during the first half of 2004, 7 less than it sold in the same period in 2003 or a decrease of 0.1 percent. Total vehicles sold (by category) on a same store basis are shown in the table below.

  Same Store Basis Comparison                      For the three months               For the six months
                                                       ended June 30,                   ended June 30,
                                                      2004            2003                  2004           2003
                                             -------------   -------------         -------------  -------------
  New vehicle                                        1,655           2,068                 3,151          3,373
  Used vehicle - retail                                781           1,000                 1,696          1,936
  Used vehicle - wholesale                             932             768                 1,835          1,380
                                              ------------    ------------          ------------   ------------
  Total units sold                                   3,368           3,836                 6,682          6,689
                                              ============    ============          ============   ============

Sales of new vehicles decreased $6.2 million or 12.2 percent to $44.8 million for the second quarter of 2004 versus $51.0 million in 2003. On a same store basis, sales of new vehicles decreased $5.3 million or 10.6 percent to $44.8 million for the second quarter of 2004 versus $50.1 million in 2003. Used vehicle sales decreased $2.9 million or 15.5 percent to $15.8 million for the second quarter of 2004 versus $18.7 million in 2003. Parts and service revenues for the second quarter of 2004 decreased $65,000 or 1.0 percent to slightly less than $6.2 million versus slightly more than $6.2 million in 2003. On a same store basis, parts and service revenues increased $122,000 or 2.0 percent to $6.2 million versus $6.0 million in 2003. Other revenues (net) decreased $180,000 or 8.2 percent to $2.0 million for the second quarter of 2004 versus $2.2 million for the same period in 2003. On a same store basis, other revenues
(net) decreased $173,000 or 7.9 percent to $2.0 million for the second quarter of 2004 versus $2.2 million for the same period in 2003.

Sales of new vehicles decreased $991,000 or 1.1 percent to $85.9 million for the first half of 2004 versus $86.9 million in 2003. On a same store basis, sales of new vehicles increased $1.5 million or 1.8 percent to $85.9 million for the first half of 2004 versus $84.4 million in 2003. Used vehicle sales decreased $2.4 million or 6.8 percent to $32.7 million for the first half of 2004 versus $35.1 million in 2003. Parts and service revenues for the first half of 2004 decreased $322,000 or 2.6 percent to $12.1 million versus $12.4 million in 2003. On a same store basis, parts and service revenues increased $112,000 or 0.9 percent to $12.1 million versus $12.0 million in 2003. Other revenues (net) decreased $67,000 or 1.7 percent to $3.9 million for the first half of 2004 versus $4.0 million for the same period in 2003.

                                 About Hometown

Hometown Auto Retailers (www.htauto.com) sells new and used cars and light trucks, provides maintenance and repair services, sells replacement parts and provides related financing, insurance and service contracts through nine franchised dealerships and one stand-alone used car facility located in New Jersey, New York, Connecticut, Massachusetts and Vermont. The company's dealerships offer nine American and Asian automotive brands, including Chevrolet, Chrysler, Dodge, Ford, Jeep, Lincoln, Mazda, Mercury, and Toyota. Hometown is also active in two "niche" segments of the automotive market: the sale of Lincoln Town Cars and limousines to livery car and livery fleet operators and the maintenance and repair of cars and trucks at a Ford and Lincoln Mercury factory authorized free-standing service center.

This release contains "forward-looking statements" based on current expectations but involving known and unknown risks and uncertainties. Actual results or achievements may be materially different from those expressed or implied. The company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions, its ability to consummate, and the timing of acquisitions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. Therefore, there can be no assurance that any forward-looking statement will prove to be accurate.

                          HOMETOWN AUTO RETAILERS, INC.
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands, except share and per share data)

                                                  For the Three Months           For the Six Months
                                                     Ended June 30,                Ended June 30,
                                               --------------------------    --------------------------
                                                  2004           2003           2004           2003
                                               -----------    -----------    -----------    -----------
Revenues
   New vehicle sales                           $    44,776    $    50,952    $    85,891    $    86,882
   Used vehicle sales                               15,780         18,739         32,690         35,133
   Parts and service sales                           6,155          6,219         12,114         12,435
   Other, net                                        2,011          2,193          3,905          3,973
                                               -----------    -----------    -----------    -----------
      Total revenues                                68,722         78,103        134,600        138,423

Cost of sales
   New vehicle                                      41,960         47,668         80,315         81,228
   Used vehicle                                     14,318         16,945         29,562         31,763
   Parts and service                                 2,813          2,711          5,572          5,633
                                               -----------    -----------    -----------    -----------
      Total cost of sales                           59,091         67,324        115,449        118,624
                                               -----------    -----------    -----------    -----------
      Gross profit                                   9,631         10,779         19,151         19,799

Selling, general and administrative expenses         8,466          9,109         17,087         17,555
                                               -----------    -----------    -----------    -----------
      Income from operations                         1,165          1,670          2,064          2,244

   Interest income                                      37              7             81             14
   Interest (expense)                                 (884)          (799)        (1,685)        (1,577)
   Other income                                          1            938              3            951
   Other (expense)                                      --             --             (4)            (3)
                                               -----------    -----------    -----------    -----------

Pre-tax income                                         319          1,816            459          1,629
      Provision for income taxes                        86            733            124            667
                                               -----------    -----------    -----------    -----------
Net income                                     $       233    $     1,083    $       335    $       962
                                               ===========    ===========    ===========    ===========

Earnings per share, basic                      $      0.03    $      0.15    $      0.05    $      0.13
                                               ===========    ===========    ===========    ===========

Earnings per share, diluted                    $      0.03    $      0.15    $      0.05    $      0.13
                                               ===========    ===========    ===========    ===========

Weighted average shares outstanding, basic       7,191,588      7,175,105      7,183,347      7,175,105
Weighted average shares outstanding, diluted     7,324,514      7,175,105      7,397,886      7,175,105

                          HOMETOWN AUTO RETAILERS, INC.
                           CONSOLIDATED BALANCE SHEETS
                 (in thousands, except share and per share data)

                                                                          June 30,    December 31,
                                        ASSETS                              2004         2003
                                                                         (Unaudited)
                                                                           --------    --------
Current Assets:
   Cash and cash equivalents                                               $  7,082    $  5,639
   Accounts receivable, net                                                   5,871       6,058
   Inventories, net                                                          49,791      37,774
   Prepaid expenses and other current assets                                    640         625
   Deferred and prepaid income taxes                                          1,416       1,349
                                                                           --------    --------
     Total current assets                                                    64,800      51,445

Property and equipment, net                                                  13,906      12,678
Other assets                                                                  1,085       1,141
                                                                           --------    --------
     Total assets                                                          $ 79,791    $ 65,264
                                                                           ========    ========

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Floor plan notes payable                                                $ 50,558    $ 38,003
   Accounts payable and accrued expenses                                      5,815       5,798
   Current maturities of long-term debt and capital lease obligations         1,155         996
   Deferred revenue                                                             916         609
                                                                           --------    --------
     Total current liabilities                                               58,444      45,406

Long-term debt and capital lease obligations                                 12,900      12,076
Long-term deferred income taxes                                                 125         125
Other long-term liabilities and deferred revenue                                802         729
                                                                           --------    --------
     Total liabilities                                                       72,271      58,336

Commitments and Contingencies

Stockholders' Equity
   Preferred stock, $.001 par value, 2,000,000 shares
   authorized, no shares issued and outstanding                                  --          --
   Common stock, Class A, $.001 par value, 12,000,000 shares authorized,
   3,870,137 and 3,655,853 shares issued and outstanding,
   respectively                                                                   4           4
   Common stock, Class B, $.001 par value, 3,760,000 shares
   authorized, 3,519,252 shares issued and outstanding                            3           3
   Additional paid-in capital                                                30,017      29,760
   Accumulated deficit                                                      (22,504)    (22,839)
                                                                           --------    --------
     Total stockholders' equity                                               7,520       6,928
                                                                           --------    --------
     Total liabilities and stockholders' equity                            $ 79,791    $ 65,264
                                                                           ========    ========